                                                                    EXHIBIT 24.3

                                      SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Albany, State of Oregon, on June ___, 1996.

                                       OREGON METALLURGICAL CORPORATION

                                       By:
                                          -------------------------------------
                                            Carlos E. Aguirre, President and
                                            Chief Executive Officer

                                  POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos E. Aguirre and Dennis P. Kelly, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933 (and any amendments thereto), and to file the same, with exhibits and any and all other documents filed with respect thereto, with the Securities and Exchange Commission (or any other governmental or regulatory authority), granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

    Pursuant to the requirements of the Securities Act of 1933, this registration has been signed by the following persons in the following capacities effective on June 26, 1996.

         Signature                          Title


                                       President and chief Executive Officer
- -----------------------------------         (Principal Executive Officer) and
    (Carlos E. Aguirre)                     Director


                                       Vice President, Finance and Treasurer
- -----------------------------------         (Principal Financial Officer and
    (Dennis P. Kelly)                       Principal Accounting Officer)


                                       Chairman, Board of Directors
- -----------------------------------
    (Howard T. Cusic)

/s/ Gilbert E. Bezar
- -----------------------------------    Director
    (Gilbert E. Bezar)


- -----------------------------------    Director
    (Thomas B. Boklund)


- -----------------------------------    Director
    (Roger V. Carter)


- -----------------------------------    Director
    (Nicholas P. Collins)


- -----------------------------------    Director
    (David H. Leonard)


- -----------------------------------    Director
    (James S. Paddock)


- -----------------------------------    Director
    (James R. Pate)